SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                            -----------------------
                                    FORM 8-K

                                 CURRENT REPORT

                    Pursuant to Section 13 or 15 (D) of the
                        Securities Exchange Act of 1934

Date  of  Report
(Date  of  earliest  event  reported):  November 20, 2002


                          Life Partners Holdings, Inc.
             (Exact name of registrant as specified in its charter)

 Massachusetts                      0-7900                       74-2962475
  ------------                ---------------             ---------------------
(State  or  other                 (Commission                  (IRS  Employer
jurisdiction  of                 File  Number)               Identification No.)
 incorporation)

                         204 Woodhew, Waco, Texas 76712
              ---------------------------------------------------
              (Address of principal executive offices) (Zip Code)

Registrant's  telephone  number,  including  area code:           (254) 751-7797
                                                                  --------------

Item  5.  Other  Events
-----------------------

     On November 20, 2002, Life Partners issued a press release announcing the declaration of a dividend payable on or about December 15, 2002, to shareholders of record as of November 30, 2002. The press release is filed as an exhibit to this current report.

Item  7.  Financial  Statements  And  Exhibits.
-----------------------------------------------

     (c)  Exhibit:
     See Exhibit Index following the signature page of this report, which is incorporated herein by reference.


                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934 the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     LIFE  PARTNERS  HOLDINGS,  INC.

Date:  November 22,  2002            By:/s/Brian D. Pardo
                                        ----------------------------------------
                                        Brian D. Pardo
                                        President

                                  EXHIBIT INDEX

     Exhibit  99.1     Press  Release  dated  November 20, 2002

Exhibit  99.1


                          Life Partners Holdings, Inc
                         Announces 3rd Quarter Dividend
                        Christmas Bonus for Shareholders


Waco, TX (November 20, 2002) Life Partners Holdings, Inc (LPHI OTC:BB) announced today that it would pay its third quarter dividend of 2 cents per share to shareholders of record on November 30, 2002.

The dividend will be paid on or about December 15, 2002. The company also said it will pay an extra one cent per share added to the third quarter dividend as a "Christmas Bonus". The entire third quarter dividend will be 3 cents per share including the shareholder Christmas Bonus.

LPHI CEO Brian Pardo said the company is running smoothly and managing a rapid rate of growth. "The Board of Directors feel that the shareholder bonus is an appropriate way to express our appreciation to shareholders during our growing prosperity", Mr. Pardo said.

Safe Harbor - This press release contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those projected in the forward-looking statements as a result of various factors. The statements in this news release that are not historical statements, including statements regarding future financial performance, the market for our services, and the value of our new contract signings, backlog and business pipeline, are forward-looking statements within the meaning of the federal securities laws. These statements are subject to numerous risks and uncertainties, many of which are beyond our control, that could cause actual results to differ materially from such statements. For information concerning these risks and uncertainties, see our most recent Form 10-K. We disclaim any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required by law.

                                  ************

                        For further information contact:
            Dana Yarbrough/Life Partners Holdings, Inc. 800-368-5569
                     e-mail: dyarbrough@lifepartnersinc.com